SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 8, 2004 (March 30, 2004)



                          SkyTerra Communications, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                  000-13865                    23-2368845
(State or Other         (Commission File No.)     (IRS Employer Identification
Jurisdiction of                                               No.)
 Incorporation)


            19 West 44th Street, Suite 507, New York, New York 10036
           ---------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (212) 730-7540
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events

On April 1, 2004, the Company issued the press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Number      Description

99.1     Press release issued by SkyTerra Communications, Inc. on April 1, 2004.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         SKYTERRA COMMUNICATIONS, INC.
                                         (Registrant)

DATE:  April 8, 2004                     By:  /s/ Robert C. Lewis
                                             --------------------------------
                                         Name: Robert C. Lewis
                                         Title: Senior Vice President and
                                                General Counsel

                                                                  Exhibit 99.1



SkyTerra Communications, Inc.               Contact:
19 West 44th St., Suite 507                 Robert Lewis
New York, New York 10036                    Senior Vice President and
                                            General Counsel
                                            212-730-7540
                                            info@skyterracom.com


SkyTerra Not to Purchase Verestar Assets - Entitled to Break-up Fee
April 1, 2004, SkyTerra Communications, Inc. (OTC BB: SKYT) announced today that at the March 30, 2004 auction conducted to sell substantially all of the assets of Verestar, Inc. and its subsidiaries, a bid was accepted by Verestar from a strategic buyer at a price higher than SkyTerra was willing to offer. As a result, SkyTerra expects to be awarded a $350,000 break up fee and have its expenses reimbursed in accordance with a previously entered court order.
Upon the closing of the sale by Verestar to the third party, SkyTerra will receive the principal and certain interest due pursuant to its $2.5 million senior secured note.

Caution Concerning Forward-Looking Statements
---------------------------------------------

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Additional factors are detailed in the documents filed by SkyTerra Communications, Inc. with the Securities and Exchange Commission including but not limited to those contained under the Risk Factors section of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission on March 29, 2004. The Company assumes no obligation to update any such forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements or for prospective events that may have a retroactive effect.